                                                                     EXHIBIT 23A

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Fleet Financial Group, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the accompanying Registration Statement.

Boston, Massachusetts
March 13, 1998